[PIONEER LOGO]

Pioneer
Growth Shares

SEMIANNUAL REPORT 6/30/98

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               7
Schedule of Investments                      10
Financial Statements                         14
Notes to Financial Statements                21
Report of Independent Public Accountants     25
Results of Shareowner Meetings               26
Trustees, Officers and Service Providers     28
The Pioneer Family of Mutual Funds           29

Pioneer Growth Shares

LETTER FROM THE CHAIRMAN 6/30/98
Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this semiannual report for Pioneer Growth Shares, covering the six months ended June 30, 1998. On behalf of your investment team, I would like to welcome those of you who have joined the Fund with our new Class Y Shares. Thank you for your interest and this opportunity to comment on today's investing environment.

Economic news in the United States has continued to be positive. Although the effects of Asia's financial crisis showed more frequently in the earnings reports of many U.S. companies, strong employment and low inflation kept consumer confidence at record highs. Investors, on the other hand, showed concern over Asia's economic woes and their impact on the global economy by moving toward the safety of U.S. blue-chip stocks. The Dow Jones Industrial Average, an index of 30 of this country's largest companies, returned over 14%. It became more apparent, the further we moved along this historic bull market, that its field had narrowed significantly to a select few.

While your Fund benefited from this "flight to quality" over the past six months, we believe there is more to its success than current investor fancy. Research directed your investment team to the companies we call "fortress" franchises before the current environment because they show a competitive edge, not just on Wall Street but within their industries and across economic cycles. Efficiencies of size, international presence and quality management are just a few of the factors we think make these companies worthwhile investments for the long term, not just the current investment trend.

I encourage you to read on to learn more about Pioneer Growth Shares. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.


Respectfully,

[Signature of John F. Cogan, Jr.]


John F. Cogan, Jr.,

Chairman and President

Pioneer Growth Shares
PORTFOLIO SUMMARY 6/30/98

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[BEGIN PIE CHART]
U.S. Common Stocks 94%
Short-Term Cash Equivalents 3%
International Preferred Stocks 3%
[END PIE CHART]

S e c t o r   D i s t r i b u t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[BEGIN PIE CHART]
Comsumer Staples 25%
Technology 22%
Financial 13%
Consumer Cyclicals 12%
Healthcare 12%
Basic Materials 11%
Capital Goods 5%
[END PIE CHART]

1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


1. Monsanto Co.                   6.36%     6. Wrigley (Wm.) Jr. Co.       4.10%
2. Pioneer Hi-Bred                5.83      7. McDonald's Corp.            3.97
   International, Inc.
3. Dell Computer Corp.            5.74      8. The Coca-Cola Co.           3.96
4. Progressive Corp.              4.80      9. Nike, Inc. (Class B)        3.88
5. Minerals Technologies Inc.     4.76     10. American International      3.70
                                               Group, Inc.


Fund holdings will vary for other periods.

Pioneer Growth Shares

PERFORMANCE UPDATE 6/30/98                                       CLASS A SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-------------------------------------------------------------------------------

Net Asset Value
per Share                     6/30/98         12/31/97
                              $ 20.25         $ 16.35
                              Income          Short-Term          Long-Term
Distributions per Share
(12/31/97-6/30/98)           Dividends       Capital Gains       Capital Gains
                                 -               -                   -



I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index.


Average Annual Total Returns
(As of June 30, 1998)

            Net Asset    Public Offering
 Period       Value         Price*
10 Years      20.63%        19.92%
 5 Years      25.09         23.61
 1 Year       40.90         32.82

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[BEGIN MOUNTAIN CHART]

Growth of $10,000

             Standard
             & Poor's        Pioneer
               500           Growth
              Index          Shares*
6/88          10,000          9,425
6/89          12,044         11,543
6/90          14,018         15,648
6/91          15,054         14,721
6/92          17,065         16,088
6/93          19,381         20,077
6/94          19,658         17,553
6/95          24,768         24,147
6/96          31,191         29,090
6/97          41,993         43,642
6/98          54,628         61,492

[END MOUNTAIN CHART]

The Fund adopted its current name and investment adviser (Pioneering Management Corp.) on December 1, 1993. Prior to that date, the Fund's name was Mutual of Omaha Growth Fund, Inc., and its investment adviser was Mutual of Omaha Fund Management Company.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

PERFORMANCE UPDATE 6/30/98                                        CLASS B SHARES


S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-------------------------------------------------------------------------------
Net Asset Value
per Share                    6/30/98         12/31/97
                             $ 19.73         $ 16.00
                             Income          Short-Term          Long-Term
Distributions per Share
(12/31/97-6/30/98)           Dividends       Capital Gains       Capital Gains
                                -                -                    -

I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 1998)

                            If          If
  Period                   Held      Redeemed*
Life-of-Fund              35.41%      34.92%
(4/28/95)
 3 Year                    35.51       34.97
 1 Year                    39.73       35.73

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[BEGIN MOUNTAIN CHART]

Growth of $10,000

                            Standard
             Pioneer        & Poor's
              Growth          500
              Shares*        Index
4/95          10,000         10,000
6/95          10,537         10,654
              12,335         11,498
              11,826         12,188
              12,131         12,841
              12,605         13,416
              13,330         13,827
              14,897         14,979
              15,155         15,383
              18,766         18,062
              20,959         19,413
              21,265         19,969
              24,534         22,748
6/98          25,922         23,497

[END MOUNTAIN CHART]

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

PERFORMANCE UPDATE 6/30/98                                      CLASS C SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-------------------------------------------------------------------------------


Net Asset Value
per Share                      6/30/98        12/31/97
                               $ 19.83        $ 16.08
                               Income         Short-Term          Long-Term
Distributions per Share
(12/31/97-6/30/98)             Dividends      Capital Gains       Capital Gains
                                   -              -                    -



I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard
& Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 1998)

                   If           If
Period            Held       Redeemed*
Life-of-Fund     39.27%       39.27%
(1/31/96)
1 Year           39.84        39.84

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[BEGIN MOUNTAIN CHART]

Growth of $10,000

                             Standard
             Pioneer         & Poor's
             Growth           500
             Shares*          Index
1/96          10,000          10,000
              10,228          10,203
              10,627          10,660
              11,239          10,987
              12,561          11,902
              12,832          12,223
              15,888          14,352
              17,748          15,426
              18,017          15,867
              20,784          18,076
6/98          22,229          18,671

[END MOUNTAIN CHART]

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

PERFORMANCE UPDATE 6/30/98                                       CLASS Y SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
-------------------------------------------------------------------------------


Net Asset Value
per Share                    6/30/98         4/30/98
                             $ 20.26         $ 19.73
                             Income          Short-Term          Long-Term
Distributions per Share
(4/30/98-6/30/98)            Dividends       Capital Gains       Capital Gains
                                   -               -                    -


I n v e s t m e n t   R e t u r n s
-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard
& Poor's 500 Index.

Cumulative Total Returns
(As of June 30, 1998)

Period          If Held       If Redeemed
Life-of-Fund    2.69%         2.69%
(4/30/98)

[BEGIN MOUNTAIN CHART]

Growth of $10,000

                             Standard
             Pioneer         & Poor's
             Growth            500
             Shares*          Index
4/88          10,000         10,000
5/98           9,868          9,812
6/98          10,269         10,236

[END MOUNTAIN CHART]

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

PORTFOLIO MANAGEMENT DISCUSSION 6/30/98

The longest-running bull market in U.S. history wrote another successful chapter over the six months ended June 30, 1998, with the broad-based Standard & Poor's (S&P) 500 Index rising 17.67%. The lowest unemployment rate in three decades helped fuel steady growth and send consumer confidence soaring. Even the Asian crisis, which caused intermittent jitters about U.S. corporate earnings, failed to dampen investors' spirits. In fact, the currency and economic fallout in Southeast Asia is largely credited with keeping interest rates and, in turn, inflation low.

Many large-capitalization blue-chip stocks outperformed the broader market for the six months, as the bull market narrowed to include mostly America's larger, high-quality companies. Pioneer Growth Shares was well positioned to capture its share of rising stock prices. The following discussion with your Fund's portfolio manager, Jeffrey B. Poppenhagen, provides a detailed account of the factors and events that influenced your Fund's performance over the past six months.

Q: How did the Fund perform during the six months ended June 30?

A: It was a terrific period. The Fund's Class A Shares posted a 23.85% total return at net asset value (23.31% for Class B Shares and 23.32% for Class C Shares). The Fund placed well ahead of the 15.10% average for the 1,012 growth funds tracked by Lipper Analytical Services. While we're pleased with this performance, we encourage shareowners to temper their expectations in this prolonged rally. Market volatility is an inherent risk in equity investments.

Q: The Fund is well diversified across industry sectors, but it is invested in just 33 companies. What makes these holdings so attractive?

A: I like to think the Fund captures the very best in corporate America. We prefer large, well-established companies with dominant franchises. Management must be focused and forward thinking. Not only are we looking for companies capable of committing significant resources to build an edge in their respective industries, but also those that can withstand market downturns better than their smaller counterparts due to their lower relative costs. Just as important, we like businesses that are well positioned to supplement their domestic strategy with foreign operations. There are not many companies that meet these high standards.

Pioneer Growth Shares

PORTFOLIO MANAGEMENT DISCUSSION 6/30/98                          (continued)

   Even though holding less than 50 stocks may make the portfolio more sensitive to stock price changes, I believe it's more efficient for me to know 30 or 40 stocks well, rather than follow hundreds more superficially. Nearly all the companies in the portfolio are household names and are producers of products we see every day. Microsoft, Pfizer and Nike are just a few examples.

Q: Why do you find a company's ability to expand overseas so attractive?

A: We look for companies that can expand earnings at 15% or more a year over the next decade. To fuel future earnings, many companies are turning to overseas markets, where they can reinvest capital at a very profitable rate. Often, competition is less intense - paving the way for faster growth. Fast food legend McDonald's is a good example of a company turning to international markets to boost earnings. Faced with slipping sales at home, McDonald's has successfully built a formidable international business on the strength of its brand name. Today, the company reaps 60% of its business from overseas.

Q: Has Asia's economic turmoil had an impact on the multinational companies in the portfolio?

A: National boundaries are giving way to the market realities of a global economy, and nowhere is this more evident than in Southeast Asia. The region's currency devaluations have made U.S. products more expensive there
   - lowering demand and the bottom line for U.S.-based corporations that translate foreign earnings back into U.S. dollars.

   However, the crisis also represents an opportunity for multinational businesses with the resources and brand recognition to expand internationally. Investing prudently overseas during periods of economic uncertainty can increase global market share dramatically. Fund holdings - such as Wrigley, Coca-Cola and insurer American International Group - stand to benefit as weaker rivals go out of business. Furthermore, with local currencies worth much less, assets are cheap - making the cost of doing business more economical.

Pioneer Growth Shares

Q: Which stocks were the biggest contributors to the Fund's performance?

A: Generally speaking, the Fund's emphasis on large-company stocks helped the portfolio's favorable performance. Even so, many companies stand out. Monsanto, the Fund's largest holding, announced it would merge with American Home Products, which distributes products such as Robitussin and Advil. The company is also benefiting from a new anti-inflammatory drug called Celebra, which doesn't have any of the gastrointestinal side effects associated with other products on the market. Monsanto's decision to consolidate its agricultural-biotech business has also been well received by investors. Pfizer is another very successful pharmaceutical holding, riding the tide of its launch of Viagra. The drug, which treats impotence, is scheduled for introduction in Europe by the end of this year and in Japan during 1999.

   Within the technology sector, Dell Computer - the Fund's third largest holding - had a strong influence, delivering a more than 100% gain for the six months. This personal computer-maker is keeping costs low through its build-to-order, direct sales approach and continues to dramatically increase its market share. Microsoft stock rose on news of some key court victories. With the most important antitrust suit in two decades set to begin in September, many legal experts are surmising that the Justice Department and the coalition of 20 state attorneys suing the software giant may achieve little more than a hollow victory.

   A disappointment for the Fund this period was the packaging company Sealed Air. Down 40%, Sealed Air had difficulties integrating the recently acquired Cryovac, the former packaging unit of W.R. Grace.

Q: What is your outlook for the balance of the fiscal year?

A: Several factors bode well for the holdings in the Fund - particularly the strength of the U.S. economy and low inflation. For the multinationals in the portfolio, increasing foreign demand for American goods - from soft drinks to movies to razors - should provide plenty of buying power for U.S. goods in the short term and for years to come.

Pioneer Growth Shares

SCHEDULE OF INVESTMENTS 6/30/98

Shares                                                           Value
               INVESTMENT IN SECURITIES - 96.4%
               PREFERRED STOCK - 2.7%
   58,000      SAP AG                                     $ 39,404,359
                                                          ------------
               Total Preferred Stock                      $ 39,404,359
                                                          ------------
               (Cost $16,239,878)
               COMMON STOCKS - 93.7%
               Basic Materials - 11.0%
               Agricultural Products - 5.6%
2,005,000      Pioneer Hi-Bred International, Inc.        $ 82,956,875
                                                          ------------
               Chemicals (Specialty) - 5.4%
1,332,000      Minerals Technologies Inc.+                $ 67,765,500
  294,100      OM Group, Inc.                               12,131,625
                                                          ------------
                                                          $ 79,897,125
                                                          ------------
               Total Basic Materials                      $162,854,000
                                                          ------------
               Capital Goods - 4.8%
               Electrical Equipment - 2.0%
  330,000      Molex Inc.                                 $  8,250,000
  925,000      Molex Inc. (Non-voting)                      21,621,875
                                                          ------------
                                                          $ 29,871,875
                                                          ------------
               Manufacturing (Specialized) - 2.8%
1,105,000      Sealed Air Corp.*                          $ 40,608,750
                                                          ------------
               Total Capital Goods                        $ 70,480,625
                                                          ------------
               Consumer Cyclicals - 12.0%
               Building Materials - 2.4%
  774,000      Fastenal Co.                               $ 35,942,625
                                                          ------------
               Retail (General Merchandise) - 3.1%
1,072,840      Fred Meyer, Inc.*                          $ 45,595,700
                                                          ------------
               Retail (Specialty) - 1.4%
  550,000      Barnes & Noble, Inc.*                      $ 20,590,625
                                                          ------------
               Services (Commercial & Consumer) - 1.3%
  385,800      Cintas Corp.                               $ 19,675,800
                                                          ------------
               Textiles (Apparel) - 3.8%
1,135,000      Nike, Inc. (Class B)                       $ 55,260,312
                                                          ------------
               Total Consumer Cyclicals                   $177,065,062
                                                          ------------

10  The accompanying notes are an integral part of these financial statements.

 Pioneer Growth Shares

Shares                                                                Value
               Consumer Staples - 24.2%
               Beverages (Non-Alcoholic) - 3.8%
  660,000      The Coca-Cola Co.                               $ 56,430,000
                                                               ------------
               Broadcasting (Television/Radio/Cable) - 2.2%
  785,000      Comcast Corp. (Non-voting)                      $ 31,866,094
                                                               ------------
               Entertainment - 1.2%
  170,000      The Walt Disney Co.                             $ 17,860,625
                                                               ------------
               Foods - 4.0%
  596,000      Wrigley (Wm.) Jr. Co.                           $ 58,408,000
                                                               ------------
               Household Products (Non-Durables) - 3.0%
  495,000      Procter & Gamble Co.                            $ 45,075,938
                                                               ------------
               Personal Care - 3.1%
  820,000      Gillette Co.                                    $ 46,483,750
                                                               ------------
               Restaurants - 3.8%
  820,000      McDonald's Corp.                                $ 56,580,000
                                                               ------------
               Retail (Drug Stores) - 3.1%
1,105,000      Walgreen Co.                                    $ 45,650,313
                                                               ------------
               Total Consumer Staples                          $358,354,720
                                                               ------------
               Financial - 12.5%
               Insurance (Multi-Line) - 3.6%
  361,000      American International Group, Inc.              $ 52,706,000
                                                               ------------
               Insurance (Property/Casualty) - 5.2%
  485,000      Progressive Corp.                               $ 68,385,000
  275,000      20th Century Industries                            7,889,062
                                                               ------------
                                                               $ 76,274,062
                                                               ------------
               Investment Bank/Brokerage - 2.0%
  915,000      Charles Schwab Corp.                            $ 29,737,500
                                                               ------------
               Investment Management - 1.7%
  470,000      Franklin Resources, Inc.                        $ 25,380,000
                                                               ------------
               Total Financial                                 $184,097,562
                                                               ------------
               Healthcare - 11.3%
               Healthcare (Drugs/Major Pharmaceuticals) - 11.3%
  250,000      Merck & Co., Inc.                               $ 33,437,500
1,620,000      Monsanto Co.                                      90,517,500
  389,200      Pfizer, Inc.                                      42,301,175
                                                               ------------
               Total Healthcare                                $166,256,175
                                                               ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Growth Shares
SCHEDULE OF INVESTMENTS 6/30/98                                  (continued)

Shares                                                                 Value
                   Technology - 17.9%
                   Computers (Hardware) - 5.5%
       880,000     Dell Computer Corp.*                       $   81,675,000
                                                              --------------
                   Computers (Networking) - 2.2%
       355,000     Cisco Systems, Inc.*                       $   32,682,187
                                                              --------------
                   Computers (Software & Services) - 3.2%
       440,000     Microsoft Corp.*                           $   47,685,000
                                                              --------------
                   Electronics (Semiconductors) - 2.5%
       505,000     Intel Corp.                                $   37,433,125
                                                              --------------
                   Equipment (Semiconductors) - 1.2%
       575,000     Applied Materials, Inc.*                   $   16,962,500
                                                              --------------
                   Services (Data Processing) - 3.3%
     1,470,000     First Data Corp.                           $   48,969,375
                                                              --------------
                   Total Technology                           $  265,407,187
                                                              --------------
                   Total Common Stocks
                   (Cost $1,010,621,766)                      $1,384,515,331
                                                              --------------
                   TOTAL INVESTMENT IN SECURITIES
                   (Cost $1,026,861,644)                      $1,423,919,690
                                                              --------------
Principal
Amount
                   TEMPORARY CASH INVESTMENTS - 3.6%
                   Commercial Paper - 3.6%
   $33,417,000     Household Finance Corp., 6.05%, 7/1/98     $   33,417,000
    20,481,000     Norwest Financial Inc., 6.03%, 7/1/98          20,481,000
                                                              --------------
                   TOTAL TEMPORARY CASH INVESTMENTS
                   (Cost $53,898,000)                         $   53,898,000
                                                              --------------
                   TOTAL INVESTMENT IN SECURITIES AND
                   TEMPORARY CASH INVESTMENTS - 100%
                   (Cost $1,080,759,644) (a)                  $1,477,817,690
                                                              ==============


12  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

*   Non-income producing security.
+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.
(a) At June 30, 1998, the net unrealized gain on investments, based on cost for federal income tax purposes of $1,080,809,967, was as follows:
    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                      $432,248,610
    Aggregate gross unrealized loss for all investments
    in which there is an excess of tax cost over value             (35,240,887)
                                                                   ------------
    Net unrealized gain                                            $397,007,723
                                                                   ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 aggregated $531,588,357 and $62,742,878, respectively.

The accompanying notes are an integral part of these financial statements.   13

Pioneer Growth Shares

BALANCE SHEET 6/30/98

ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $53,898,000) (cost $1,080,759,644)            $1,477,817,690
  Receivables -
   Investment securities sold                                         1,031,278
   Fund shares sold                                                  22,099,599
   Dividends and interest                                               621,467
  Other                                                                   1,275
                                                                 --------------
    Total assets                                                 $1,501,571,309
                                                                 --------------
LIABILITIES:
  Payables -
   Investment securities purchased                               $   11,276,336
   Fund shares repurchased                                            4,153,152
  Due to affiliates                                                   1,716,518
  Accrued expenses                                                      133,938
                                                                 --------------
    Total liabilities                                            $   17,279,944
                                                                 --------------
NET ASSETS:
  Paid-in capital                                                $1,067,882,477
  Accumulated net investment loss                                    (2,634,309)
  Accumulated undistributed net realized gain on investments         21,985,151
  Net unrealized gain on investments                                397,058,046
                                                                 --------------
    Total net assets                                             $1,484,291,365
                                                                 ==============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $952,592,027/47,048,252 shares)              $        20.25
                                                                 ==============
  Class B (based on $416,336,005/21,097,785 shares)              $        19.73
                                                                 ==============
  Class C (based on $111,452,107/5,618,966 shares)               $        19.83
                                                                 ==============
  Class Y (based on $3,911,226/193,014 shares)                   $        20.26
                                                                 ==============
MAXIMUM OFFERING PRICE:
  Class A                                                        $        21.49
                                                                 ==============


14  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

STATEMENT OF OPERATIONS

For the Six Months Ended 6/30/98

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $9,334)       $2,456,879
  Interest                                                   1,346,570
                                                            ----------
     Total investment income                                                 $  3,803,449
                                                                             ------------
EXPENSES:
  Management fees                                           $2,521,505
  Transfer agent fees
   Class A                                                     688,076
   Class B                                                     287,318
   Class C                                                      42,889
   Class Y                                                          11
  Distribution fees
   Class A                                                     936,707
   Class B                                                   1,394,843
   Class C                                                     301,548
  Accounting                                                    37,290
  Custodian fees                                                70,411
  Registration fees                                            135,345
  Professional fees                                             24,072
  Printing                                                      20,547
  Fees and expenses of nonaffiliated trustees                    9,561
  Miscellaneous                                                 15,984
                                                            ----------
     Total expenses                                                          $  6,486,107
     Less fees paid indirectly                                                    (48,349)
                                                                             ------------
     Net expenses                                                            $  6,437,758
                                                                             ------------
      Net investment loss                                                    $ (2,634,309)
                                                                             ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                           $ 15,879,373
  Change in net unrealized gain on investments                                206,090,769
                                                                             ------------
   Net gain on investments                                                   $221,970,142
                                                                             ------------
   Net increase in net assets resulting from operations                      $219,335,833
                                                                             ============

The accompanying notes are an integral part of these financial statements.   15

Pioneer Growth Shares

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 6/30/98 and the Year Ended 12/31/97

                                                              Six Months
                                                                Ended            Year Ended
FROM OPERATIONS:                                               6/30/98            12/31/97
Net investment loss                                         $   (2,634,309)     $ (1,878,986)
Net realized gain on investments                                15,879,373        24,440,249
Change in net unrealized gain on investments                   206,090,769       136,683,350
                                                            --------------      ------------
  Net increase in net assets resulting from operations      $  219,335,833      $159,244,613
                                                            --------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain:
  Class A ($0.00 and $0.49 per share, respectively)         $            -      $(16,028,550)
  Class B ($0.00 and $0.49 per share, respectively)                      -        (4,596,476)
  Class C ($0.00 and $0.49 per share, respectively)                      -          (980,576)
                                                            --------------      ------------
   Total distributions to shareholders                      $            -      $(21,605,602)
                                                            --------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  677,607,140      $439,838,081
Reinvestment of distributions                                            -        19,890,442
Cost of shares repurchased                                    (178,032,647)     (142,224,466)
                                                            --------------      ------------
  Net increase in net assets resulting from fund
    share transactions                                      $  499,574,493      $317,504,057
                                                            --------------      ------------
  Net increase in net assets                                $  718,910,326      $455,143,068
NET ASSETS:
Beginning of period                                            765,381,039       310,237,971
                                                            --------------      ------------
End of period (including accumulated net investment
  loss of $2,634,309 and $0, respectively)                  $1,484,291,365      $765,381,039
                                                            ==============      ============

CLASS A                            '98 Shares     '98 Amount       '97 Shares     '97 Amount
Shares sold                        19,480,659    $ 364,723,825     16,994,243    $ 259,260,803
Reinvestment of distributions               -                -        947,412       15,461,488
Less shares repurchased            (7,115,225)    (133,631,757)    (6,967,488)    (104,255,907)
                                   ----------    -------------     ----------     ------------
  Net increase                     12,365,434    $ 231,092,068     10,974,167     $170,466,384
                                   ==========    =============     ==========     ============
CLASS B
Shares sold                        12,313,761    $ 225,246,374      9,251,604     $140,282,436
Reinvestment of distributions               -                -        235,329        3,757,908
Less shares repurchased            (1,462,265)     (26,837,276)    (1,948,758)     (28,743,764)
                                   ----------    -------------     ----------     ------------
  Net increase                     10,851,496    $ 198,409,098      7,538,175     $115,296,580
                                   ==========    =============     ==========     ============
CLASS C
Shares sold                         4,475,471    $  83,796,468      2,580,171     $ 40,294,842
Reinvestment of distributions               -                -         41,778          671,046
Less shares repurchased              (989,104)     (17,535,940)      (606,628)      (9,224,795)
                                   ----------    -------------     ----------     ------------
  Net increase                      3,486,367    $  66,260,528      2,015,321     $ 31,741,093
                                   ==========    =============     ==========     ============
CLASS Y*
Shares sold                           194,408    $   3,840,473
Less shares repurchased                (1,394)         (27,674)
                                   ----------    -------------
  Net increase                        193,014    $   3,812,799
                                   ==========    =============

*Class Y shares were first publicly offered on April 30, 1998.

16   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

FINANCIAL HIGHLIGHTS 6/30/98
                                                                  Six Months
                                                                    Ended         Year Ended
                                                                   6/30/98         12/31/97
CLASS A
Net asset value, beginning of period                               $  16.35        $  11.71
                                                                   --------        --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $  (0.02)       $  (0.03)
 Net realized and unrealized gain (loss) on investments                3.92            5.16
                                                                   --------        --------
  Net increase (decrease) from investment operations               $   3.90        $   5.13
Distributions to shareholders:
 Net investment income                                                    -               -
 Net realized gain                                                        -           (0.49)
 Paid-in capital                                                          -               -
                                                                   --------        --------
Net increase (decrease) in net asset value                         $   3.90        $   4.64
                                                                   --------        --------
Net asset value, end of period                                     $  20.25        $  16.35
                                                                   ========        ========
Total return*                                                         23.85%          43.78%
Ratio of net expenses to average net assets                            0.95%**+        0.99%+
Ratio of net investment income (loss) to average net assets           (0.26)%**+      (0.25)%+
Portfolio turnover rate                                                  12%**           28%
Net assets, end of period (in thousands)                           $952,592        $567,126
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction for
 fees paid indirectly:
 Net expenses                                                          0.95%**         0.99%
 Net investment income (loss)                                         (0.26)%**       (0.25)%
Ratios assuming reductions for fees paid indirectly:
 Net expenses                                                          0.94%**         0.97%
 Net investment income (loss)                                         (0.25)%**       (0.23)%

                                                              Year Ended     Year Ended   Year Ended    Year Ended
                                                               12/31/96       12/31/95     12/31/94     12/31/93(a)
CLASS A
Net asset value, beginning of period                            $  10.12      $   8.85     $  12.62     $  12.42
                                                                --------      --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  (0.01)     $   0.03     $  (0.06)    $  (0.07)
 Net realized and unrealized gain (loss) on investments             2.67          2.58        (0.38)        1.10
                                                                --------      --------     --------     --------
  Net increase (decrease) from investment operations            $   2.66      $   2.61     $  (0.44)    $   1.03
Distributions to shareholders:
 Net investment income                                                 -        ( 0.03)           -            -
 Net realized gain                                                 (1.07)       ( 1.31)       (3.32)      ( 0.83)
 Paid-in capital                                                       -             -        (0.01)           -
                                                                --------      --------     --------     --------
Net increase (decrease) in net asset value                      $   1.59      $   1.27     $  (3.77)    $   0.20
                                                                --------      --------     --------     --------
Net asset value, end of period                                  $  11.71      $  10.12     $   8.85     $  12.62
                                                                ========      ========     ========     ========
Total return*                                                      26.95%        29.82%       (2.60)%       8.52%
Ratio of net expenses to average net assets                         1.15%+        1.23%+       1.46%        1.20%
Ratio of net investment income (loss) to average net assets        (0.08)%+       0.28%+      (0.53)%      (0.60)%
Portfolio turnover rate                                               96%          158%         161%          29%
Net assets, end of period (in thousands)                        $277,598      $215,564     $132,476     $134,546
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction for
 fees paid indirectly:
 Net expenses                                                       1.15%         1.23%           -         1.21%
 Net investment income (loss)                                      (0.08)%        0.28%           -        (0.62)%
Ratios assuming reductions for fees paid indirectly:
 Net expenses                                                       1.13%         1.21%           -            -
 Net investment income (loss)                                      (0.06)%        0.30%           -            -

(a) Prior to the assumption of the management agreement on December 1, 1993 by Pioneering Management Corporation, the Fund was advised by Mutual of Omaha Management Company.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Growth Shares

FINANCIAL HIGHLIGHTS 6/30/98
                                                        Six Months
                                                           Ended           Year Ended       Year Ended         4/28/95 to
                                                          6/30/98          12/31/97(a)       12/31/96           12/31/95
CLASS B
Net asset value, beginning of period                      $  16.00          $  11.55          $ 10.07          $  9.68
                                                          --------          --------          -------          -------
Increase (decrease) from investment operations:
 Net investment loss                                      $  (0.04)         $  (0.15)         $ (0.05)         $     -
 Net realized and unrealized gain on investments              3.77              5.09             2.60             1.73
                                                          --------          --------          -------          -------
  Net increase from investment operations                 $   3.73          $   4.94          $  2.55          $  1.73
Distributions to shareholders:
 Net investment income                                           -                 -                -            (0.03)
 Net realized gain                                               -             (0.49)           (1.07)           (1.31)
                                                          --------          --------          -------          -------
Net increase in net asset value                           $   3.73          $   4.45          $  1.48          $  0.39
                                                          --------          --------          -------          -------
Net asset value, end of period                            $  19.73          $  16.00          $ 11.55          $ 10.07
                                                          ========          ========          =======          =======
Total return*                                                23.31%            42.75%           25.97%           18.26%
Ratio of net expenses to average net assets                   1.72%**+          1.76%+           1.86%+           1.90%**+
Ratio of net investment loss to average net assets           (1.02)%**+        (1.01)%+         (0.83)%+         (0.25)%**+
Portfolio turnover rate                                         12%**             28%              96%             158%
Net assets, end of period (in thousands)                  $416,336          $163,955          $31,286          $14,019
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.71%**           1.72%            1.84%            1.84%**
 Net investment loss                                         (1.01)%**         (0.97)%          (0.81)%          (0.19)%**


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.

18  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

FINANCIAL HIGHLIGHTS 6/30/98

                                                         Six Months
                                                           Ended            Year Ended       1/31/96 to
CLASS C                                                   6/30/98           12/31/97(a)       12/31/96
Net asset value, beginning of period                      $ 16.08            $ 11.55          $ 10.10
                                                          -------            --------         -------
Increase (decrease) from investment operations:
 Net investment loss                                      $ (0.04)           $ (0.14)         $ (0.05)
 Net realized and unrealized gain on investments             3.79               5.16             2.57
                                                          -------            -------          -------
  Net increase from investment operations                 $  3.75            $  5.02          $  2.52
Distributions to shareholders:
 Net realized gain                                              -              (0.49)           (1.07)
                                                          -------            -------          -------
Net increase in net asset value                           $  3.75            $  4.53          $  1.45
                                                          -------            -------          -------
Net asset value, end of period                            $ 19.83            $ 16.08          $ 11.55
                                                          =======            =======          =======
Total return*                                               23.32%             43.44%           25.61%
Ratio of net expenses to average net assets                  1.65%**+           1.69%+           1.89%**+
Ratio of net investment loss to average net assets          (0.95)%**+         (0.93)%+         (1.01)%**+
Portfolio turnover rate                                        12%**              28%              96%
Net assets, end of period (in thousands)                 $111,452            $34,300          $ 1,354
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                1.64%**            1.63%            1.87%**
 Net investment loss                                        (0.94)%**          (0.87)%          (0.99)%**


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Growth Shares
FINANCIAL HIGHLIGHTS 6/30/98


                                                          4/30/98 to
CLASS Y(a)                                                 6/30/98
Net asset value, beginning of period                       $ 19.73
                                                           -------
Increase from investment operations:
 Net investment income                                     $  0.01
 Net realized and unrealized gain on investments              0.52
                                                           -------
Net increase in net asset value                            $  0.53
                                                           -------
Net asset value, end of period                             $ 20.26
                                                           =======
Total return*                                                 2.69%
Ratio of net expenses to average net assets                   0.52%**
Ratio of net investment income to average net assets          0.20%**
Portfolio turnover rate                                         12%**
Net assets, end of period (in thousands)                   $ 3,911

(a) Class Y shares were first publicly offered on April 30, 1998.
 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.

20  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares
NOTES TO FINANCIAL STATEMENTS 6/30/98

1. Organization and Significant Accounting Policies

Pioneer Growth Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek appreciation of capital.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class Y shares. Class Y shares were first publicly offered on April 30, 1998. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

  Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities

Pioneer Growth Shares

NOTES TO FINANCIAL STATEMENTS 6/30/98                             (continued)

  that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $13,148 of class action settlements received by the Fund during the six months ended June 30, 1998.

B. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

  The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $787,725 in underwriting commissions on the sale of fund shares during the six months ended June 30, 1998.

D. Class Allocations

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

Pioneer Growth Shares

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class Y shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At June 30, 1998, $567,100 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $201,443 in transfer agent fees payable to PSC at June 30, 1998.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $947,975 in distribution fees payable to PFD at June 30, 1998.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value pur-

Pioneer Growth Shares
NOTES TO FINANCIAL STATEMENTS 6/30/98                             (continued)

chases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 1998, CDSCs in the amount of $201,797 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1998, the Fund's expenses were reduced by $48,349 under such arrangements.

6. Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain others in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowings exceed $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended June 30, 1998, there were no borrowings under this agreement.

7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of June 30, 1998:

                                                      Dividend
                               Purchases     Sales     Income      Value
 Minerals Technologies Inc.   $28,174,194    $ -      $54,940    $67,765,500

Pioneer Growth Shares

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and the Board of Trustees of Pioneer Growth Shares:

We have audited the accompanying balance sheet of Pioneer Growth Shares, including the schedule of investments, as of June 30, 1998, and the related statement of operations, the statements of changes in net assets for the periods presented and financial highlights for the six months ended June 30, 1998 and for each of the four years ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1993 were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Shares as of June 30, 1998, the results of its operations, the changes in its net assets for the periods presented and financial highlights for the six months ended June 30, 1998 and for each of the four years ended December 31, 1997, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 7, 1998

Pioneer Growth Shares

RESULTS OF SHAREOWNER MEETINGS

On April 21, 1998, Pioneer Growth Shares held a special meeting of shareowners. The following proposals were passed by shareowner vote. Here are the detailed results of the votes.

Proposal 2 -- To elect Trustees.

Nominee                     Affirmative           Withheld
Mary K. Bush                31,903,615.247        1,010,349.614
John F. Cogan, Jr.          31,920,713.678          993,251.183
Richard H. Egdahl, M.D.     31,886,870.900        1,027,093.961
Margaret B.W. Graham        31,908,303.998        1,005,660.863
John W. Kendrick            31,911,696.179        1,002,268.682
Marguerite A. Piret         31,938,612.502          975,352.359
David D. Tripple            31,904,173.040        1,009,791.821
Stephen K. West             31,929,356.918          984,607.943
John Winthrop               31,935,169.702          978,795.159

Proposal 3 -- To approve an amendment, elimination or addition of the Fund's fundamental investment restriction regarding:


Proposal 3(a) -- Underwriting

  Affirmative            Against              Abstain
23,203,892.767        1,512,411.037        2,827,506.057


Proposal 3(b) -- Commodities

  Affirmative            Against              Abstain
22,997,194.446        1,725,075.358        2,821,540.057


Proposal 3(c) -- "Unseasoned" Issuers

  Affirmative            Against              Abstain
23,019,054.840        1,685,637.964        2,839,117.057


Proposal 3(d) -- Affiliates of Affiliates

  Affirmative            Against              Abstain
23,040,321.137        1,672,257.667        2,831,231.057


Proposal 3(e) -- Investment Companies

  Affirmative            Against              Abstain
23,146,271.283        1,564,979.521        2,832,559.057


Proposal 3(f) -- Loans

  Affirmative            Against              Abstain
23,088,814.441        1,617,252.363        2,837,743.057

Pioneer Growth Shares

Proposal 3(g) -- Borrowing

  Affirmative            Against              Abstain
23,054,418.434        1,649,730.370        2,839,661.057


Proposal 3(h) -- "Senior Securities"

  Affirmative            Against              Abstain
23,221,697.701        1,493,734.094        2,828,378.057


Proposal 3(i) -- Joint Transactions

  Affirmative            Against              Abstain
23,159,612.664        1,532,655.140        2,851,524.057


Proposal 3(j) -- Transactions with Affiliates

  Affirmative            Against              Abstain
23,048,595.538        1,658,202.266        2,837,012.057


Proposal 4 -- To ratify the selection of Arthur Anderson LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1998.

  Affirmative            Against             Abstain
30,738,822.389        449,745.257        1,725,397.206

The remaining proposal up for shareowner approval, Proposal 1, was adjourned to subsequent shareowner meetings on June 18, 1998 and July 21, 1998.

Proposal 1 -- To approve a new Management Contract with Pioneering Management Corporation, including a performance-based management fee.

Pioneer Growth Shares
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

                                     Officers Trustees
John F. Cogan, Jr.                   John F. Cogan, Jr., Chairman and
Mary K. Bush                          President
Richard H. Egdahl, M.D.              David D. Tripple, Executive Vice President
Margaret B.W. Graham                 Jeffrey B. Poppenhagen, Vice President
John W. Kendrick                     William H. Keough, Treasurer
Marguerite A. Piret                  Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
Global/International
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer International Growth Fund
Pioneer World Equity Fund

United States
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust

Tax-Exempt
Pioneer Intermediate Tax-Free Fund
Pioneer Tax-Free Income Fund

Money Market Fund
Pioneer Cash Reserves Fund

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer Logo]

Pioneer Funds Distributor, Inc.
60 State Street

                                                      0898-5430

Boston, Massachusetts 02109               [copyright] Pioneer Funds
www.pioneerfunds.com                                  Distributor, Inc.
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